SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                       March 13, 1998 (February 26, 1998)
         ---------------------------------------------------------------

                      Advanced Communication Systems, Inc.
         ---------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
         ---------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



       0-22737                                         54-1421222
------------------------------------------------------------------------------
(Commission File Number)                     (IRS Employer Identification No.)


 10089 Lee Highway, Fairfax, Virginia                     22030
------------------------------------------------------------------------------
(Address of Principal Executive Offices)                (Zip Code)

                                 (703) 934-8130
      --------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 2.           Acquisition or Disposition of Assets.

On February 26, 1998, Advanced Communication Systems, Inc., a Delaware corporation ("ACS"), acquired all the outstanding shares of Advanced Management, Incorporated, a Virginia corporation ("AMI") pursuant to a Stock Purchase Agreement, effective as of January 31, 1998, by and between ACS and John Lin (the "Shareholder") for the initial consideration paid of $19.5 million in cash. In addition, ACS may pay additional amounts to the shareholder based on the achievement of certain financial goals by AMI for each of two consecutive twelve month periods following the closing date of the acquisition. The amount and type of consideration was determined on the basis of negotiations between ACS and the Shareholder. ACS financed the acquisition with proceeds from its revolving credit facility with Nationsbank, N.A. (as described below).

On February 17, 1998, ACS replaced its existing $6.5 million credit facilities with a $35 million revolving credit facility to finance the acquisition of AMI and to provide for its other working capital needs. The new facility is secured by all assets of ACS and its subsidiaries, including contract receivables, and has various financial covenants which require ACS to maintain specific financial ratios and imposes certain restrictions on, among other things, the creation or incurrence of certain indebtedness, preferred stock or liens, the payment of dividends, mergers and the sale of assets, certain capital expenditures and certain transactions with and investments in affiliates.

AMI provides a wide range of information technology services including complex computer solutions and management services that address full project life-cycle from systems planning and requirements analysis to implementation and ongoing operational support. AMI is headquartered in McLean, Virginia, and has operations in California, Connecticut, Georgia, Illinois, Maryland, Massachusetts, New York, Tennessee, Texas, Virginia and Washington, DC.


Item 7.           Financial Statements and Exhibits.

                  (a)      Financial Statements of Business Acquired.

                  It is not practicable to provide the required financial statements for AMI at this time. The statements will be filed as an amendment to this report on Form 8-K as soon as they are prepared and not later than 60 days after the deadline for filing this Form 8-K.

                  (b)      Pro Forma Financial Information.

                  It is not practicable to provide the required pro forma financial statements for ACS at this time. The statements will be filed as an amendment to this report on Form 8-K as soon as they are prepared and not later than 60 days after the deadline for filing this Form 8-K.

                  (c)      Exhibits

                  10.1 Stock Purchase Agreement by and between ACS and the Shareholder, dated as of January 31, 1998.

                  10.2 Credit Agreement between ACS and Nationsbank, N.A. dated as of February 17, 1998.

                  10.3 Security Agreement between ACS and Nationsbank, N.A. dated as of February 17, 1998.

                                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 13 , 1998                  ADVANCED COMMUNICATION SYSTEMS, INC.

                                                 /S/ Dev Ganesan
                                  ---------------------------------------------
                                                   Dev Ganesan
                                    Executive Vice-President, Chief Financial
                                             Officer and Treasurer